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                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 1996


                 FISCHER-WATT GOLD COMPANY, INC.
_______________________________________________________________________
        (Exact name of registrant as specified in charter)


           NEVADA               0-17386            88-0227654
_______________________________________________________________________
(State or other jurisdiction  (Commission      (I.R.S. Employer
      of incorporation)       file number)    Identification No.)

   1410 Cherrywood Drive    Coeur d'Alene, Idaho     83814
_______________________________________________________________________
     (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code  208-664-6757
_______________________________________________________________________

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Item 4.  Changes in Registrant's Certifying Accountant


On March 29, 1996 Fischer-Watt Gold Company, Inc., (the "Company"), signed an engagement letter with BDO Seidman, LLP.


                        Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Fischer-Watt Gold Company, Inc.



Dated April 3, 1996              /s/  George Beattie, President
___________________              ______________________________________